Exhibit 99.1

FOR IMMEDIATE RELEASE

Deep Isolation Nuclear Selected for ARPA-E SCALEUP Award to Advance Universal Canister System and Deep Borehole Disposal

SCALEUP award supports Cameron, Texas Commercial Pilot to demonstrate and scale permanent nuclear waste solution for commercial deployment

BERKELEY, CA, April 7, 2026 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced it was selected for the U.S. Department of Energy’s ARPA-E SCALEUP Ready program, supporting the commercial deployment of its Universal Canister System (UCS) for integrated nuclear waste management. SCALEUP Ready is ARPA-E’s latest initiative to accelerate technologies toward market adoption and committed up to $40 million to support two projects, including the Deep Isolation project. Read more: ARPA-E Announcement.

The SCALEUP program bridges the gap between pilot-scale demonstration and full commercial deployment, providing funding and support to validate first-of-a-kind energy technologies. For Deep Isolation, the award would enable full-scale field testing of the UCS, including regulatory validation and demonstration of deep borehole disposal using a nonradioactive Commercial Pilot in Cameron, Texas.

The project brings together a world-class project team, including Westinghouse, NAC International (TYO: 7004), Halliburton (NYSE: HAL), Occlusion Nuclear Solutions, Amentum (NYSE: AMTM), and the Deep Borehole Demonstration Center (“the DBDC”), to demonstrate a fully integrated and permanent solution for advanced reactor and nuclear recycling waste. Westinghouse will serve as the launch customer, working with Deep Isolation and its supply chain partners to secure certification from the Nuclear Regulatory Commission to enable the UCS to store and transport spent fuel from its eVinci™ microreactor. Halliburton will lead borehole construction, Occlusion will manage subsurface operations, NAC will lead UCS fabrication, surface operations, and licensing, and Amentum will oversee operational safety and quality assurance, ensuring the system is ready for commercial deployment.

“Being selected for this award is the single biggest milestone in Deep Isolation’s history,” said Rod Baltzer, President and CEO at Deep Isolation. “It validates years of pioneering work on the Universal Canister System and positions us to deliver the world’s first full-scale, end-to-end, commercial-ready deep borehole disposal solution. We are creating a deployable, regulatory-approved system that will transform how the world manages nuclear waste safely, efficiently, and permanently.”

“The integration of UCS with our eVinci™ microreactor technology provides a comprehensive solution for managing spent nuclear fuel through its entire lifecycle,” said Dr. Lou Martinez Sancho, Westinghouse Chief Technology Officer. “This partnership showcases the impact of innovation, where we are merging our next-generation nuclear technology with a reliable, economical and adaptable method for handling nuclear waste. The Commercial Pilot will generate valuable insights which will set the stage for wider adoption and global confidence in advanced nuclear solutions.”

“Deep boreholes have long been considered a promising solution for spent nuclear fuel and high-level nuclear waste disposal. Amentum is excited to work with Deep Isolation and its collaborators to move this concept toward commercialization and turn it into a practical reality.” said Mark Whitney, President Energy & Environment at Amentum.

The UCS SCALEUP project advances critical national priorities, supporting Executive Order 14302, which directs the Department of Energy to strengthen U.S. nuclear energy leadership and develop permanent solutions for spent nuclear fuel and high-level waste. The project directly aligns with ARPA-E’s mission to improve radioactive waste management and maintain U.S. technological leadership in advanced energy technologies.

About Deep Isolation

Deep Isolation is the first company to undertake development of technologies for nuclear waste disposal in deep boreholes. When commercialized, Deep Isolation’s solution will offer a uniquely tailored approach to help countries identify, plan for, and complete the necessary steps to dispose of their nuclear waste inventories. With 99 patents issued to date, the technology leverages proven drilling practices to safely isolate waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency–Energy and is engineered to support integrated management of spent fuel and high-level radioactive waste from legacy and advanced reactors across storage, transportation, and eventual disposal.

Media Contact:
Sophie McCallum
media@deepisolation.com

Investor Contact:
Caldwell Bailey
InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; a failure of demand for our solution to develop sufficiently; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; delays or failure in our initiative to complete a full-scale, at-depth demonstration of our Universal Canister System and our deep borehole solution; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our  failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property; failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement; political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceedings that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 14, 2025, our Form S-1, originally filed August 18, 2025 and subsequently amended, and in filings with the SEC that will be made in the future. The Company’s SEC filings are available free of charge at www.sec.gov or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.

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